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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-07597


                            Pioneer Tax Free Income
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                     PIONEER
                            -----------------------
                                    TAX FREE
                                     INCOME
                                      FUND

                                   Semiannual
                                     Report

                                     6/30/03

                                     [LOGO]

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                          1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              20

Notes to Financial Statements                     28

Trustees, Officers and Service Providers          33

Retirement Plans from Pioneer                     34

Programs and Services for Pioneer Shareowners     36

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
LETTER FROM THE PRESIDENT 6/30/03
--------------------------------------------------------------------------------

Dear Shareowners,
--------------------------------------------------------------------------------

With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed this spring by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates many of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies are realizing substantial savings by replacing old, high-cost "I am excited and honored debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies.

One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments benefitted from a stock market rally and a strong rise in corporate bonds, while those who remained on the side- lines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program and determining the right balance for you among stocks, bonds and short-term investments.

Our style focuses on companies, not on forecasts

There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company's stocks and bonds may become candidates for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.

[SIDEBAR TEXT]

     Pioneer's new
     president
     Osbert Hood was recently
     named Chief Executive
     Officer and President of
     Pioneer Investments USA.
     Mr. Hood, formerly Pioneer's
     Chief Operating Officer and
     a key member of the senior
     management committee,
     joined Pioneer in 2000 from
     John Hancock Financial Ser-
     vices, where he had held
     senior financial positions.
     to have the opportunity to
     lead Pioneer as it continues
     to grow," Mr. Hood said. "As
     CEO I look forward to fur-
     thering Pioneer's strategic
     goals, including developing
     new products that can meet
     the wider needs of investors
     and the advisers who serve
     them."

[END SIDEBAR TEXT]

The preceding information is the opinion of Fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts
discussed will be realized.                                                    1

Pioneer Tax Free Income Fund
PORTFOLIO SUMMARY 6/30/03

Portfolio Quality
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

AAA 45.4%
A 18.8%
BBB 17.4%
BB & Lower 9.8%
AA 8.6%

Portfolio Maturity
--------------------------------------------------------------------------------
(Effective life as a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 Year 0.8%
1-3 Years 7.1%
3-6 Years 12.1%
6-8 Years 40.1%
8-10 Years 10.4%
10+ Years 29.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

--------------------------------------------------------------------------------
 1.  Massachusetts Health & Educational Facilities Authority Revenue,
     5.0%, 7/1/18                                                          3.09%
--------------------------------------------------------------------------------
 2.  Nebraska Investment Finance Authority, Single Family Mortgage
     Revenue, 10.306%, 3/1/26                                              2.93%
--------------------------------------------------------------------------------
 3.  Montana State Health Facility Authority, 9.183%, 2/25/25              2.27%
--------------------------------------------------------------------------------
 4.  Brazos River Authority Pollution Control Revenue, 7.7%, 4/1/33        2.14%
--------------------------------------------------------------------------------
 5.  Lowndes County Mississippi Solid Waste Disposal & Pollution Control
     Revenue, 6.8%, 4/1/22                                                 2.00%
--------------------------------------------------------------------------------
 6.  Energy Northwest Washington Electric, 6.0%, 7/1/17                    1.99%
--------------------------------------------------------------------------------
 7.  District of Columbia Tobacco Settlement Financing Corp., 6.5%,
     5/15/33                                                               1.81%
--------------------------------------------------------------------------------
 8.  Tobacco Settlement Revenue Management, 6.375%, 5/15/28                1.80%
--------------------------------------------------------------------------------
 9.  Hillsborough County Florida Industrial Development Authority
     Pollution Control Revenue, 5.1%, 10/1/13                              1.64%
--------------------------------------------------------------------------------
10.  Puerto Rico Commonwealth, 5.5%, 7/1/13                                1.63%

* This list excludes money market instruments. Portfolio holdings will vary for other periods.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $11.60    $11.61

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.2902     $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

-----------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

               Net Asset        Public Offering
Period           Value              Price*
10 Years         5.31               4.82
5 Years          4.81               3.86
1 Year           5.84               1.06
-----------------------------------------------

* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Tax Free Income Fund*   Lehman Brothers Municipal Bond Index
6/93     9550                            10000
         10012                           10483
12/94    9373                            9941
         10950                           11677
12/96    11341                           12194
         12355                           13317
12/98    13121                           14180
         12558                           13887
12/00    14018                           15508
         14597                           16304
12/02    15628                           17868
6/03     16014                           18550

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $11.50    $11.51

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.2485     $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

                      If          If
Period               Held      Redeemed*
Life-of-Class
(4/28/95)            5.00%       5.00%
5 Years              4.01        3.84
1 Year               5.03        1.05
--------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Tax Free Income Fund*   Lehman Brothers Municipal Bond Index
4/95     10000                           10000
         10794                           10957
12/96    11081                           11443
         11985                           12497
12/98    12635                           13307
         12002                           13032
12/00    13296                           14553
         13745                           15300
12/02    14593                           16767
6/03     14902                           17407

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $11.43    $11.44

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.2504     $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

                   Net Asset    Public Offering
Period               Value        Price/CDSC*
Life-of-Class
(1/31/96)            4.41%           4.27%
5 Years              4.03            3.82
1 Year               5.08            4.00
--------------------------------------------------

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Tax Free Income Fund*   Lehman Brothers Municipal Bond Index

1/96     9900                            10000
         10121                           10364
12/97    10963                           11319
         11548                           12052
12/99    10979                           11803
         12142                           13181
12/01    12553                           13858
         13348                           15187
6/03     13634                           15768

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 6/30/03                             CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $11.55    $11.56

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.3203     $  --           $  --

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.

--------------------------------------------
Average Annual Total Returns
(As of June 30, 2003)

                   If               If
Period            Held           Redeemed*
 Life-of-Class
 (2/28/02)        3.11%            3.11%
 1 Year           4.99             4.99
--------------------------------------------

* Assumes reinvestment of distributions.


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

         Pioneer Tax Free Income Fund*   Lehman Brothers Municipal Bond Index

2/02     10000                           10000
         10140                           10645
6/03     10419                           11051

The Lehman Brothers Municipal Bond Index is a widely recognized, unmanaged measure of approximately 15,000 municipal bonds. Bonds in the Index have a minimum credit rating of BBB, were part of at least a $50 million issuance made within the past five years and have a maturity of at least two years. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

A portion of the Fund's income may be subject to the Alternative Minimum Tax
(AMT) or state and local taxes.

Past performance does not guarantee future results. Returns and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03
--------------------------------------------------------------------------------

Geopolitical issues and uncertainty about the U.S. economic recovery caused wide swings in the performance of municipal bonds during the first half of the fiscal year for Pioneer Tax Free Income Fund. David Eurkus, a member of Pioneer's fixed-income management team, discusses some of the factors that had an impact on the municipal-bond market and your Fund.

Q: How did the Fund perform?

A: For the six-month period ended June 30, 2003, Pioneer Tax Free Income Fund's
   Class A shares generated a 2.47% total return; Class B shares returned 2.12%; and Class C shares 2.14%, all at net asset value. In comparison, the Fund's benchmark, the Lehman Brothers Municipal Bond Index returned 3.81% for the same period. Concerns about the war in Iraq, SARS (severe acute respiratory syndrome), and the anemic U.S. economic recovery caused investors to seek the highest quality investments during the period. Therefore, the Fund's relatively small position in lower-quality municipal bonds declined and is largely responsible for its underperformance relative to the benchmark. Most of the Fund's underperformance occurred during the first calendar quarter (January through March 2003). However, the Fund's performance improved significantly in the second calendar quarter (April through June 2003), outdistancing the benchmark by more than 1.0%. The Fund continued to provide a steady stream of tax-free income. Class A shares generated a 30-day SEC tax-free yield of 3.99% as of June 30, 2003. This translates into a taxable equivalent yield of 6.14%, based on the maximum Federal income-tax rate of 35%.

Q: What was the investment environment like for municipal bonds during the period?

A: During the first three months of the period, concerns about a number of global issues - but especially the war in Iraq - resulted in a tremendous amount of volatility in the municipal-bond market. Bond yields moved up and down in a broad range. In this environment, investors sought quality above everything else. Some investors favored Treasury securities. Others preferred only the highest quality municipal bonds with relatively short maturities.

Pioneer Tax Free Income Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03                            (continued)

   When the war officially ended, investors turned their attention to the prospects of a recovery in the U.S. economy. But again, investor sentiment was mixed. On the one hand, consumer confidence rose, and the stock market rallied in anticipation of a better economy. On the other hand, interest rates continued to decline, as Federal Reserve Chairman Alan Greenspan raised the issue of deflation, which is a reduction in wholesale and consumer prices that usually lasts for several months or years. A deflationary environment can be negative because as prices decline, corporate profits may fall, causing unemployment to rise and a weaker economy overall. Because interest rates were at 45-year lows, yields on taxable bonds were nearly the same as those of municipal bonds. As a result, a significant number of investors, who would normally favor taxable bonds, came into the municipal market. The popularity of municipal bonds boosted prices and pushed yields down. As we approached the end of the six-month period, there was a dramatic increase in municipal-bond issuance, as states and municipalities took advantage of extremely low interest rates and either refinanced old debt or took on new debt to cover their budget shortfalls. In June 2003, tax-exempt-bond issuance was the highest since December 1985.

Q: How did you manage the Fund in this environment?

A: To enhance the Fund's yield, we continued to keep about 10% of the portfolio in lower-quality, higher-yielding bonds in the transportation and public-power sectors, two integral components of the U.S. economy. In the transportation area, we favored airline and airport bonds. These issues performed poorly in the first three months of the period, as earnings in the airline industry continued to decline. Therefore, the airline bonds in the portfolio detracted from the Fund's results early in the period. When it appeared that the prospects for some airline companies were improving as a result of cost cutting and increased business, the airline bonds in the portfolio rallied, and helped lead to a stronger total return for the high-yield sector of the bond market in the second calendar quarter (April through June 2003).

Pioneer Tax Free Income Fund

   In the investment-grade portion of the Fund, tobacco bonds detracted from performance in the first calendar quarter (January through March 2003) because of unfavorable court rulings against tobacco companies. When the rulings were reversed, the tobacco bonds rallied and aided the Fund's return. In addition to tobacco bonds, the Fund had positions in investment-grade bonds in the health care, education, water and sewer, and basic services sectors.

   We maintained our bias toward revenue bonds over general-obligation bonds. The reason: the interest and principal on revenue bonds are derived from the particular asset that the bond was issued to finance. For example, a bond that is issued to finance a utility would be paid from the fees the utility charges its customers. General obligation bonds, however, are serviced and funded from the taxing power of the state or municipality that issues them. Because of the economic downturn, revenues going into municipal coffers have declined. Therefore, general-obligation bonds are more vulnerable to credit-quality downgrades.

Q: What is your outlook for the next six months?

A: We believe that the economy will recover, but at a modest pace. We expect interest rates to remain low and don't think there will be any significant rise in rates until well into 2004. We plan to continue to increase the yield and income stream to the Fund by seeking investments in higher-yielding areas of the economy, such as transportation and public power.

   The preceding information is the opinion of Fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)
--------------------------------------------------------------------------------

                 S&P/
  Principal    Moody's
    Amount     Ratings                                                              Value
                        TAX EXEMPT OBLIGATIONS - 100.0%
                        Arizona - 1.4%
 $1,000,000    AAA/Aaa  Maricopa County School District, 7.0%, 7/1/07        $  1,192,270
  1,000,000    AAA/Aaa  Maricopa County School District, 7.0%, 7/1/08           1,220,380
  2,400,000    AAA/Aaa  Scottsdale Memorial Hospital, 5.5%, 9/1/12              2,803,752
                                                                             ------------
                                                                             $  5,216,402
                                                                             ------------
                        California - 2.4%
  5,000,000      A/A2   California State General Obligations, 5.25%,
                        2/1/28                                               $  5,113,750
  3,890,000     A+/A1   Golden State Tobacco Securitization Corp.,
                        California Tobacco Settlement Revenue, 6.75%,
                        6/1/39                                                  3,512,398
                                                                             ------------
                                                                             $  8,626,148
                                                                             ------------
                        Colorado - 1.6%
    135,000     NR/Aa2  Colorado Housing Finance Authority, 7.0%,
                        11/1/16                                              $    137,040
    135,000     AA/Aa2  Colorado Housing Finance Authority, Series C-2,
                        7.45%, 6/1/17                                             138,787
    270,000     NR/Aa2  Colorado Housing Finance Authority, Series B-2,
                        7.45%, 11/1/27                                            280,843
    665,000     NR/Aa2  Colorado Housing Finance Authority, Series B-3,
                        6.55%, 5/1/25                                             687,271
  3,575,000    AAA/Aaa  Douglas County School District Region 1, 7.0%,
                        12/15/13                                                4,725,649
                                                                             ------------
                                                                             $  5,969,590
                                                                             ------------
                        Connecticut - 0.3%
     35,000     AA/Aa2  Connecticut State General Obligation, 6.0%,
                        10/1/04                                              $     37,177
  1,000,000     AA/NR   Connecticut State Health & Education, 5.5%,
                        7/1/17                                                  1,109,850
                                                                             ------------
                                                                             $  1,147,027
                                                                             ------------
                        District of Columbia - 1.8%
  7,500,000     A+/A1   District of Columbia Tobacco Settlement Financing
                        Corp., 6.5%, 5/15/33                                 $  6,597,975
                                                                             ------------
                        Florida - 3.8%
  6,000,000     BBB/A2  Hillsborough County Florida Industrial Development
                        Authority Pollution Control Revenue, 5.1%,
                        10/1/13                                              $  5,982,960


10    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                S&P/
  Principal   Moody's
   Amount     Ratings                                                             Value
                       Florida - (continued)
 $  315,000    NR/Aaa  Manatee County Housing Revenue, 7.2%, 5/1/28         $   359,837
  2,500,000    BB/Ba3  Miami Beach Florida Health Facilities Authority,
                       6.7%, 11/15/19                                         2,381,100
  2,000,000    BB/Ba3  Miami Beach Florida Health Facilities Authority,
                       6.8%, 11/15/31                                         1,887,300
  2,000,000    AAA/NR  Seminole Tribe Convention-A, 10.0%, 10/1/33            2,301,120
  1,000,000    AAA/NR  Seminole Tribe Convention-A, 8.95%, 10/1/33            1,076,340
                                                                            -----------
                                                                            $13,988,657
                                                                            -----------
                       Georgia - 1.4%
  4,000,000    AAA/NR  Georgia Municipal Electric Authority Power
                       Revenue, 6.25%, 1/1/17                               $ 5,027,640
                                                                            -----------
                                                                            $ 5,027,640
                                                                            -----------
                       Illinois - 7.2%
  5,000,000   AAA/Aaa  Chicago Board of Education, 5.75%, 12/1/27           $ 5,517,700
  1,435,000    NR/Aaa  Chicago Illinois Single Family Housing Mortgage,
                       6.3%, 9/1/29                                           1,492,874
  1,115,000    NR/Aaa  Chicago Illinois Single Family Housing Mortgage,
                       6.45%, 9/1/29                                          1,163,659
  1,145,000    A+/A1   Illinois Housing Development Authority Revenue
                       Multi-Family Housing, 7.0%, 7/1/23*                    1,534,151
  1,735,000    AAA/NR  Kane County Illinois School District #129 Aurora
                       West Side, 6.0%, 2/1/20                                2,028,562
  1,000,000   AAA/Aaa  Kane County Illinois School District #129 Aurora
                       West Side, 6.0%, 2/1/22                                1,162,240
  3,385,000   AAA/Aaa  Metropolitan Pier & Exposition Authority Dedicated
                       State Tax Revenue, 8.5%, 6/15/06+                      4,065,927
  4,780,000   AAA/Aaa  Metropolitan Pier & Exposition Authority Dedicated
                       State Tax Revenue, 8.5%, 6/15/06                       5,740,015
    190,000    NR/Aa3  Metropolitan Pier & Exposition Authority Dedicated
                       State Tax Revenue, 8.5%, 6/15/06                         224,861
  3,000,000   AAA/Aaa  University of Illinois Revenue, 5.75%, 1/15/16         3,417,870
                                                                            -----------
                                                                            $26,347,859
                                                                            -----------
                       Indiana - 3.9%
    250,000   AAA/Aaa  Goshen Multi-School Building Corp., 5.6%,
                       1/15/16                                              $   281,053
    750,000    AAA/NR  Indiana Bond Bank, 6.75%, 2/1/17                         824,115


The accompanying notes are an integral part of these financial statements.    11

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                 S&P/
  Principal     Moody's
    Amount      Ratings                                                           Value
                         Indiana - (continued)
 $   555,000    NR/Aaa   Indiana State Housing Finance Authority, Single
                         Family Mortgage Revenue, 5.95%, 7/1/13             $   587,035
   1,000,000    AAA/Aaa  Indiana University Revenue, 5.8%, 11/15/10           1,186,530
   4,825,000    B+/Caa1  Indianapolis Indiana Airport Authority Revenue,
                         6.5%, 11/15/31                                       2,002,375
   3,400,000    AA/Aa2   Indianapolis Local Public Improvement Board
                         Revenue, 6.0%, 1/10/20                               4,126,138
   1,400,000     AA/NR   Indianapolis Local Public Improvement Board
                         Revenue, 6.75%, 2/1/14                               1,751,190
   1,000,000     A+/A2   Lawrence Township Metropolitan School District
                         Revenue, 6.75%, 7/5/13                               1,259,890
   2,000,000    AAA/Aaa  Sarah Scott Middle School Revenue, 5.75%,
                         1/15/19                                              2,233,120
                                                                            -----------
                                                                            $14,251,446
                                                                            -----------
                         Kentucky - 0.3%
   1,095,000    AAA/Aaa  Kenton County Water District #1, 5.8%, 2/1/15      $ 1,204,401
                                                                            -----------
                                                                            $ 1,204,401
                                                                            -----------
                         Louisiana - 0.5%
   2,500,000     A/A1    Tobacco Settlement Financing Corp., 5.875%,
                         5/15/39                                            $ 2,010,850
                                                                            -----------
                                                                            $ 2,010,850
                                                                            -----------
                         Massachusetts - 12.4%
   1,840,000    AAA/Aaa  Freetown Lakeville Massachusetts Regional School
                         District, 5.0%, 1/1/16                             $ 2,038,481
   1,500,000     A/NR    Massachusetts Health & Educational Facilities
                         Authority Revenue, 5.125%, 7/1/12                    1,563,090
   1,000,000   BBB/Baa2  Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.75%, 7/1/16                     1,044,330
  10,000,000    AAA/Aaa  Massachusetts Health & Educational Facilities
                         Authority Revenue, 5.0%, 7/1/18                     11,276,900
   1,000,000    AA-/A1   Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.0%, 7/1/18                      1,117,600
   2,000,000   BBB/Baa2  Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.5%, 7/1/21                      2,102,320
   1,250,000   BBB/Baa2  Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.25%, 7/1/22                     1,196,237

12    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
  Principal     Moody's
    Amount      Ratings                                                           Value
                         Massachusetts - (continued)
 $1,750,000    BBB/Baa2  Massachusetts Health & Educational Facilities
                         Authority Revenue, 5.75%, 7/1/28                   $ 1,527,523
  1,145,000     BBB+/NR  Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.25%, 10/1/31                    1,194,613
  5,290,000     AA-/A1   Massachusetts Health & Educational Facilities
                         Authority Revenue, 5.75%, 7/1/32                     5,641,944
  2,000,000    BBB/Baa2  Massachusetts Health & Educational Facilities
                         Authority Revenue, 6.625%, 7/1/32                    2,075,960
    500,000      A/NR    Massachusetts State Development Finance
                         Agency, 4.625%, 3/1/23                                 473,665
  1,740,000     BBB-/NR  Massachusetts State Development Finance
                         Agency, 5.25%, 10/1/08                               1,507,049
  1,500,000     BBB-/NR  Massachusetts State Development Finance
                         Agency, 6.375%, 7/1/23                               1,620,135
  3,935,000     AAA/Aaa  Massachusetts State Port Authority Revenue,
                         5.0%, 7/1/14                                         4,411,883
  3,000,000     AAA/Aaa  Springfield Massachusetts, 5.25%, 1/15/20            3,294,960
  2,920,000     A-/Aaa   Worcester Massachusetts REF-Series A, 5.0%,
                         8/1/15                                               3,317,675
                                                                            -----------
                                                                            $45,404,365
                                                                            -----------
                         Michigan - 2.6%
  1,000,000     AAA/Aaa  Detroit Michigan Water Supply Revenue, 5.75%,
                         7/1/11                                             $ 1,185,760
  4,000,000    BBB/Baa3  Michigan State Hospital Finance Authority, 6.0%,
                         2/1/24                                               3,622,120
  6,495,000     BB/Ba2   Wayne Charter County SPL, 6.75%, 12/1/15             4,723,814
                                                                            -----------
                                                                            $ 9,531,694
                                                                            -----------
                         Minnesota - 1.8%
  5,000,000      A-/A2   Becker, Minnesota Pollution Control Revenue
                         Northern States Power and Conversion, 8.5%,
                         4/1/30                                             $ 5,841,500
    610,000     AA+/Aa1  Minnesota State Housing Finance Agency, 6.55%,
                         7/11/11+                                               628,276
                                                                            -----------
                                                                            $ 6,469,776
                                                                            -----------
                         Missouri - 0.4%
  1,420,000     AAA/NR   Missouri Single Family Housing Development,
                         Series B-2, 6.4%, 3/1/29+                          $ 1,479,569
                                                                            -----------
                                                                            $ 1,479,569
                                                                            -----------


The accompanying notes are an integral part of these financial statements.    13

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                  S&P/
  Principal     Moody's
    Amount      Ratings                                                            Value
                          Mississippi - 2.0%
 $6,000,000      A-/A3    Lowndes County Mississippi Solid Waste Disposal
                          & Pollution Control Revenue, 6.8%, 4/1/22          $  7,320,420
                                                                             ------------
                                                                             $  7,320,420
                                                                             ------------
                          Montana - 2.3%
  8,000,000     AAA/Aaa   Montana State Health Facility Authority, 9.183%,
                          2/25/25                                            $  8,287,840
                                                                             ------------
                                                                             $  8,287,840
                                                                             ------------
                          North Carolina - 1.0%
  1,770,000      AA/Aa3   Charlotte-Mecklenber Hospital Authority N.C.
                          Health Care Systems, 5.0%, 1/15/14                 $  1,934,185
  2,000,000      NR/NR    Charlotte North Carolina Special Facilities
                          Revenue, 7.75%, 2/1/28                                1,600,000
                                                                             ------------
                                                                             $  3,534,185
                                                                             ------------
                          North Dakota - 0.7%
  1,065,000      NR/Aa3   North Dakota Housing Finance Agency Revenue,
                          5.8%, 7/1/18                                       $  1,114,203
  1,525,000      NR/Aa3   North Dakota Housing Finance Agency Revenue,
                          6.0%, 7/1/20                                          1,620,648
                                                                             ------------
                                                                             $  2,734,851
                                                                             ------------
                          Nebraska - 3.3%
  1,325,000     AAA/Aaa   Municipal Energy Agency, 6.0%, 4/1/08              $  1,539,928
  8,600,000     AAA/Aaa   Nebraska Investment Finance Authority, Single
                          Family Mortgage Revenue, 10.306%, 3/1/26             10,694,444
                                                                             ------------
                                                                             $ 12,234,372
                                                                             ------------
                          New Hampshire - 1.5%
  2,250,000      A+/A2    New Hampshire Health & Educational Facilities
                          Authority Revenue, 5.75%, 10/1/31                  $  2,362,162
  2,000,000    BBB+/Baa1  New Hampshire Health & Educational Facilities
                          Authority Revenue, 5.75%, 7/1/22                      2,035,080
    945,000      NR/Aa2   New Hampshire State Housing Finance Authority,
                          6.125%, 1/1/20                                        1,015,922
                                                                             ------------
                                                                             $  5,413,164
                                                                             ------------
                          New Jersey - 2.5%
  5,185,000      B/Caa2   New Jersey Economic Revenue Development
                          Authority Special Facility Revenue, 7.0%,
                          11/15/30                                           $  4,315,838


14    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
  Principal     Moody's
    Amount      Ratings                                                             Value
                         New Jersey - (continued)
 $5,000,000      A/A1    Tobacco Settlement Financing Corp., 7.0%,
                         6/1/41                                               $ 4,689,050
                                                                              -----------
                                                                              $ 9,004,888
                                                                              -----------
                         Nevada - 0.0%
      5,000     AA/Aa2   Nevada Housing Division Single Family Program
                         Revenue, 8.0%, 4/1/09                                $     5,016
                                                                              -----------
                                                                              $     5,016
                                                                              -----------
                         New York - 2.0%
  1,000,000     NR/Baa3  Albany New York Industrial Development Agency,
                         6.0%, 7/1/19                                         $ 1,073,080
  2,000,000     AA+/Aa2  New York City Transportation Finance Authority
                         Revenue, 5.5%, 11/1/26                                 2,304,120
  6,900,000     BB-/B2   New York City, NY, Industrial, 6.9%, 8/1/24            3,829,845
                                                                              -----------
                                                                              $ 7,207,045
                                                                              -----------
                         Ohio - 2.6%
  2,870,000     AAA/Aaa  Cleveland Ohio General Obligation, 5.75%, 8/1/13     $ 3,468,998
    500,000     AA/Aa2   Ohio State Building Authority Revenue, 6.0%,
                         10/1/08                                                  589,940
  2,800,000    BBB/Baa2  Ohio Water Development Authority Pollution Control
                         Facilities Revenue, 7.7%, 8/1/25                       3,012,240
  1,000,000     AAA/Aaa  University of Cincinnati, 5.75%, 6/1/18                1,144,840
  1,000,000     AAA/Aaa  University of Cincinnati, 5.75%, 6/1/19                1,138,930
                                                                              -----------
                                                                              $ 9,354,948
                                                                              -----------
                         Oklahoma - 1.0%
  1,035,000      BB/B1   Tulsa Municipal Airport Revenue, 6.25%, 6/1/20       $   662,431
  4,350,000    Caa2/CCC  Tulsa Municipal Airport Revenue, 7.35%, 12/1/11        3,002,109
                                                                              -----------
                                                                              $ 3,664,540
                                                                              -----------
                         Oregon - 3.1%
  1,165,000     AAA/Aaa  Jackson County School District Np. 4, 5.5%,
                         6/15/17                                              $ 1,310,567
  3,900,000      NR/NR   Klamath Falls Electric Revenue, 5.75%, 1/1/13          3,958,071
  2,500,000      NR/NR   Klamath Falls Electric Revenue, 6.0%, 1/1/25           2,343,950
    500,000     BBB/NR   Klamath Falls Inter-Community Hospital Authority
                         Revenue, 6.125%, 9/1/22                                  527,155
  1,000,000     NR/Aaa   Portland Urban Development, 5.75%, 6/15/08             1,144,420
  1,650,000     AAA/NR   Wasco County School District, 5.5%, 6/15/19            1,944,129
                                                                              -----------
                                                                              $11,228,292
                                                                              -----------

The accompanying notes are an integral part of these financial statements.    15

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                 S&P/
  Principal     Moody's
    Amount      Ratings                                                              Value
                         Pennsylvania - 2.2%
 $5,000,000    BBB/Baa3  Delaware County Industrial Development Authority
                         Revenue, 6.2%, 7/1/19                                $  5,152,050
  1,800,000    BBB/Baa2  Lehigh County General Purpose Authority Revenue,
                         5.25%, 8/15/23                                          1,739,988
  1,000,000      A-/NR   Sayre Health Care Facilities Authority Revenue,
                         5.75%, 12/1/21                                          1,043,610
                                                                              ------------
                                                                              $  7,935,648
                                                                              ------------
                         Puerto Rico - 3.7%
  5,000,000     AAA/Aaa  Puerto Rico Commonwealth, 5.5%, 7/1/13               $  5,949,450
  5,000,000     AAA/Aaa  Puerto Rico Electric Power, 0.0%, 7/1/17*               2,725,750
  3,305,000     AAA/Aaa  Puerto Rico Electric Power, 0.0%, 7/1/17                1,816,593
  2,650,000     AAA/Aaa  Puerto Rico Municipal Financial Agency, 5.875%,
                         8/1/14                                                  3,122,124
                                                                              ------------
                                                                              $ 13,613,917
                                                                              ------------
                         Rhode Island - 0.2%
    480,000    BBB/Baa2  Rhode Island State Health & Educational Facilities
                         Authority, 6.375%, 8/15/21                           $    501,168
    250,000    BBB/Baa2  Rhode Island State Health & Educational Facilities
                         Authority, 6.5%, 8/15/32                                  256,720
                                                                              ------------
                                                                              $    757,888
                                                                              ------------
                         South Carolina - 3.6%
  4,000,000    BBB/Baa2  Georgetown County South Carolina Pollution
                         Control Facilites Revenue, 5.125%, 2/1/12            $  4,282,120
  1,625,000     AA-/A1   South Carolina Greenville County School, 5.5%,
                         12/1/28                                                 1,729,877
    465,000     NR/Aa2   South Carolina State Housing & Finance Authority
                         Revenue, 6.2%, 7/1/09                                     483,567
  7,500,000      A/A1    Tobacco Settlement Revenue Management,
                         6.375%, 5/15/28                                         6,573,375
                                                                              ------------
                                                                              $ 13,068,939
                                                                              ------------
                         South Dakota - 0.8%
  1,235,000     NR/Aa1   South Dakota Conservancy District Revenue,
                         5.625%, 8/1/17                                       $  1,371,270
  1,255,000     AAA/Aaa  South Dakota State Lease Revenue, 8.0%,
                         9/1/05                                                  1,427,086
                                                                              ------------
                                                                              $  2,798,356
                                                                              ------------


16    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                 S&P/
  Principal     Moody's
    Amount      Ratings                                                             Value
                         Tennessee - 0.7%
 $1,000,000     NR/Baa2  Knox County Health Facility, 6.375%, 4/15/22        $ 1,049,780
  1,500,000     NR/Baa2  Knox County Health Facility, 6.5%, 4/15/31            1,578,585
                                                                             -----------
                                                                             $ 2,628,365
                                                                             -----------
                         Texas - 12.7%
  5,000,000     AAA/Aaa  Austin Texas Electric Utility Revenue, 5.5%,
                         11/15/16                                            $ 5,878,850
  4,000,000    BBB-/Ba1  Brazos River Authority Pollution Control Revenue,
                         5.375%, 4/1/19                                        3,638,920
  7,000,000    BBB/Baa2  Brazos River Authority Pollution Control Revenue,
                         7.7%, 4/1/33                                          7,824,740
    750,000     AAA/Aaa  Carroll Independent School District, 6.75%,
                         8/15/21                                                 981,885
    850,000     AAA/Aaa  Carroll Independent School District, 6.75%,
                         8/15/22                                               1,112,981
  2,000,000     BB+/NR   Georgetown Texas Health Facilities Development
                         Corp., 6.25%, 8/15/29                                 1,908,180
  1,000,000      A-/A3   Harris County Health Facilities Development
                         Authority, 6.375%, 6/1/29                             1,088,200
  2,310,000     AAA/Aaa  Texas Clear Creek Independent School District
                         General Obligation, 0.0%, 2/1/10                      1,864,101
  2,050,000     NR/Aaa   Texas Keller Independent School District General
                         Obligation, 0.0%, 8/15/10                             1,623,005
  5,500,000     AAA/Aaa  Texas Public Finance Authority Building Revenue,
                         0.0%, 2/1/08                                          4,888,400
  3,000,000     AAA/Aaa  Texas Public Finance Authority Building Revenue,
                         0.0%, 2/1/07                                          2,774,880
  2,750,000     AAA/Aaa  Texas Public Finance Authority Building Revenue,
                         0.0%, 2/1/10                                          2,219,167
  4,500,000     NR/Baa2  Tomball Hospital Authority, 6.125%, 7/1/23            4,544,145
    250,000     AAA/Aaa  University of Texas Permanent University Fund,
                         8.0%, 7/1/04                                            267,495
  3,500,000     BBB+/NR  Weslaco Texas Health Facilities, 6.25%, 6/1/25        3,632,930
  2,000,000     BBB+/NR  Weslaco Texas Health Facilities, 6.25%, 6/1/32        2,068,900
                                                                             -----------
                                                                             $46,316,779
                                                                             -----------
                         Utah - 0.9%
  2,980,000      AA/NR   Weber County Municipal Building Authority
                         Revenue, 5.75%, 12/15/19                            $ 3,248,736
                                                                             -----------
                                                                             $ 3,248,736
                                                                             -----------


The accompanying notes are an integral part of these financial statements.    17

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)
--------------------------------------------------------------------------------

                 S&P/
  Principal    Moody's
    Amount     Ratings                                                             Value
                        Washington - 8.0%
 $3,825,000    AAA/Aaa  Central Puget Sound Regulation Transportation
                        Authority, 5.25%, 2/1/16                            $  4,367,385
  2,820,000    AAA/Aaa  Clark County Public Utility District #1 Water
                        Revenue, 5.5%, 1/1/15                                  3,023,209
  1,500,000    AAA/Aaa  Clark County School District No. 037 Vancouver,
                        5.5%, 12/1/15                                          1,709,010
  6,200,000    AAA/Aaa  Energy Northwest Washington Electric, 6.0%,
                        7/1/17                                                 7,262,742
  1,000,000    AAA/Aaa  King & Snohomish Counties School District
                        No. 417 Northshore, 5.75%, 12/1/14                     1,105,460
    165,000    AAA/Aaa  King County Washington, 6.625%, 12/1/15                  200,876
  2,250,000    AAA/Aaa  Snohomish County Public Utility District Revenue,
                        5.7%, 12/1/11                                          2,677,230
  2,500,000     A/Aaa   Snohomish County Public Utility District Revenue,
                        6.8%, 1/1/20                                           3,271,925
  5,000,000      A/A1   Tobacco Settlement Authority Washington, 6.5%,
                        6/1/26                                                 4,713,550
  1,000,000      A/A1   Tobacco Settlement Authority Washington, 6.625%,
                        6/1/32                                                   896,590
                                                                            ------------
                                                                            $ 29,227,977
                                                                            ------------
                        Wisconsin - 3.4%
  1,430,000    AAA/Aaa  Adams-Friendship Area School District, 6.5%,
                        4/1/16                                              $  1,817,258
  6,500,000      A/A1   Badger Tobacco Asset Securization Corp., 6.375%,
                        6/1/32                                                 5,678,140
  4,850,000    BBB+/NR  Wisconsin State Health & Educational Facilities
                        Authority, 5.6%, 2/15/29                               4,849,661
                                                                            ------------
                                                                            $ 12,345,059
                                                                            ------------
                        TOTAL TAX-EXEMPT OBLIGATIONS
                        (Cost $348,096,088)                                 $365,204,624
                                                                            ------------


18    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Principal
  Amount                                                    Value
           TAX-EXEMPT MONEY MARKET MUTUAL
           FUND - 0.0%
  $6,219   Provident Institutional Municipal Fund    $      6,219
                                                     ============
           TOTAL TAX-EXEMPT MONEY MARKET
           MUTUAL FUND
           (Cost $6,219)                             $      6,219
                                                     ============
           TOTAL INVESTMENT IN SECURITIES - 100.0%
           (Cost $348,102,307)(a)(b)(c)              $365,210,843
                                                     ============

 * Prerefunded bonds have been collaterized by U.S. Treasury securities which are held in escrow and used to pay principal and interest on the tax exempt issue and to retire the bonds in full at the earliest refunding date.
NR Not rated.
 + Escrowed to Maturity in U.S. government securities.


(a) The concentration of investments by type of obligation/market sector is as follows:
    Insured                                                                31.8%
    Escrowed in U.S. Government Securities                                  4.1
    General Obligation                                                      3.8
    Revenue Bonds:
       Health Revenue                                                      15.1
       Special Revenue                                                      9.5
       Various Revenues                                                     8.6
       Housing Revenue                                                      6.1
       Pollution Control Revenue                                            5.6
       Transportation Revenue                                               5.5
       Power Revenue                                                        5.0
       Education Revenue                                                    4.3
       Water & Sewer Revenue                                                0.6
                                                                           =====
                                                                           100.0

(b) At June 30, 2003, the net unrealized gain on investments based on cost for federal income tax purposes of $348,102,307 was as follows:

     Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost             $23,522,203

     Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value              (6,413,667)
                                                                    -----------

     Net unrealized gain                                            $17,108,536
                                                                    ============

(c) The Fund elected to defer approximately $358,351 of capital losses recognized between Novermber 1, 2002 and December 31, 2002 to its fical year ending December 31, 2003

Purchase and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2003 aggregated $164,245,803 and $154,564,462, respectively.


The accompanying notes are an integral part of these financial statements.    19

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
BALANCE SHEET 6/30/03 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $348,102,307)      $365,210,843
  Cash                                                           1,459,947
  Receivables -
     Investment securities sold                                    779,438
     Fund shares sold                                              229,817
     Interest                                                    5,316,020
  Other                                                              1,235
                                                              ------------
       Total assets                                           $372,997,300
                                                              ------------
LIABILITIES:
  Payables -
     Investment securities purchased                          $  8,950,614
     Fund shares repurchased                                       270,605
     Dividends                                                     431,481
  Due to affiliates                                                289,692
  Accrued expenses                                                  68,261
                                                              ------------
  Total liabilities                                           $ 10,010,653
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $351,559,344
  Distributions in excess net investment income                   (488,827)
  Accumulated net realized loss on investments                  (5,192,406)
  Net unrealized gain on investments                            17,108,536
                                                              ------------
       Total net assets                                       $362,986,647
                                                              ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $331,248,187/28,551,147 shares)           $      11.60
                                                              ------------
  Class B (based on $21,043,571/1,829,715 shares)             $      11.50
                                                              ------------
  Class C (based on $9,825,415/859,713 shares)                $      11.43
                                                              ------------
  Class Y (based on $869,474/75,301 shares)                   $      11.55
                                                              ------------
MAXIMUM OFFERING PRICE:
  Class A ($11.60 [divided by] 95.5%)                         $      12.15
                                                              ------------
  Class C ($11.43 [divided by] 99.0%)                         $      11.55
                                                              ------------


20    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
For The Six Months Ended 6/30/03

INVESTMENT INCOME:
  Interest                                                                  $10,614,997
                                                                            -----------
EXPENSES:
  Management fees                                             $882,803
  Transfer agent fees
     Class A                                                   174,556
     Class B                                                    11,897
     Class C                                                     4,150
  Distribution fees
     Class A                                                   415,625
     Class B                                                    99,401
     Class C                                                    42,878
  Administrative fees                                           39,241
  Custodian fees                                                12,316
  Registration fees                                             60,098
  Professional fees                                             16,837
  Printing                                                      25,302
  Fees and expenses of nonaffiliated trustees                    8,217
  Miscellaneous                                                 12,613
                                                              --------
     Total expenses                                                         $ 1,805,934
     Less fees paid indirectly                                                   (1,511)
                                                                            -----------
     Net expenses                                                           $ 1,804,423
                                                                            -----------
       Net investment income                                                $ 8,810,574
                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on investments                                          $(4,834,055)
  Change in net unrealized gain on investments                                4,968,850
                                                                            -----------
     Net gain on investments                                                $   134,795
                                                                            -----------
     Net increase in net assets resulting from operations                   $ 8,945,369
                                                                            -----------


The accompanying notes are an integral part of these financial statements.    21

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                                            Six Months
                                                              Ended
                                                             6/30/03           Year Ended
                                                           (unaudited)          12/31/02
FROM OPERATIONS:
Net investment income                                      $  8,810,574      $ 17,242,163
Net realized gain (loss) on investments                      (4,834,055)        2,844,930
Change in net unrealized gain on investments                  4,968,850         4,109,199
                                                           ------------      ------------
  Net increase in net assets resulting from
     operations                                            $  8,945,369      $ 24,196,292
                                                           ------------      ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income
  Class A ($0.29 and $0.57 per share, respectively)        $ (8,474,022)     $(16,550,434)
  Class B ($0.25 and $0.48 per share, respectively)            (435,640)         (673,298)
  Class C ($0.25 and $0.49 per share, respectively)            (189,073)         (249,723)
  Class Y ($0.32 and $0.22 per share, respectively)             (15,241)           (6,604)
Net realized gain
  Class A ($0.00 and $0.08 per share, respectively)                   -        (2,495,383)
  Class B ($0.00 and $0.08 per share, respectively)                   -          (133,987)
  Class C ($0.00 and $0.08 per share, respectively)                   -           (58,256)
  Class Y ($0.00 and $0.08 per share, respectively)                   -            (2,679)
                                                           ------------      ------------
     Total distributions to shareowners                    $ (9,113,976)     $(20,170,364)
                                                           ------------      ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 32,624,299      $102,426,547
Reinvestment of distributions                                 6,228,815        13,809,477
Cost of shares repurchased                                  (47,594,161)      (99,472,184)
                                                           ------------      ------------
  Net increase (decrease) in net assets resulting
     from Fund share transactions                          $ (8,741,047)     $ 16,763,840
                                                           ------------      ------------
  Net increase (decrease) in net assets                    $ (8,909,654)     $ 20,789,768
NET ASSETS:
Beginning of period                                         371,896,301       351,106,533
                                                           ------------      ------------
End of period (including distributions in excess of net
  investment income of $488,827 and $185,425,
  respectively)
                                                           $362,986,647      $371,896,301
                                                           ------------      ------------


22    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
--------------------------------------------------------------------------------
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                     '03 Shares      '03 Amount
CLASS A                              (unaudited)     (unaudited)          '02 Shares     '02 Amount
Shares sold                           2,149,190     $ 24,613,621           7,127,276     $82,616,304
Reinvestment of distributions           518,415        5,948,349           1,146,361      13,270,417
Less shares repurchased              (3,746,760)     (43,016,916)         (7,753,687)    (89,771,093)
                                     ----------     ------------          ----------     -----------
  Net increase (decrease)            (1,079,155)    $(12,454,946)            519,950     $ 6,115,628
                                     ----------     ------------          ----------     -----------
CLASS B
Shares sold                             334,070     $  3,799,129             739,576     $ 8,538,812
Reinvestment of distributions            17,719          201,535              33,711         386,853
Less shares repurchased                (169,625)      (1,921,396)           (331,764)     (3,815,583)
                                     ----------     ------------          ----------     -----------
  Net increase                          182,164     $  2,079,268             441,523     $ 5,110,082
                                     ----------     ------------          ----------     -----------
CLASS C
Shares sold                             325,277     $  3,700,012             947,947     $10,862,655
Reinvestment of distributions             6,982           78,931              13,355         152,207
Less shares repurchased                (230,598)      (2,619,436)           (513,058)     (5,873,657)
                                     ----------     ------------          ----------     -----------
  Net increase                          101,661     $  1,159,507             448,244     $ 5,141,205
                                     ----------     ------------          ----------     -----------
CLASS Y*
Shares sold                              44,560     $    511,537              34,937     $   408,776
Less shares repurchased                  (3,158)         (36,413)             (1,038)        (11,851)
                                     ----------     ------------          ----------     -----------
  Net increase                           41,402     $    475,124              33,899     $   396,925
                                     ----------     ------------          ----------     -----------

* Class Y shares were first publicly offered on February 28, 2002.


The accompanying notes are an integral part of these financial statements.    23

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/03      Year Ended
                                                             (unaudited)     12/31/02
CLASS A
Net asset value, beginning of period                         $   11.61       $  11.47
                                                             ---------       --------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.28       $   0.56
 Net realized and unrealized gain (loss) on investments          (0.00)(a)       0.23
                                                             ---------       --------
   Net increase (decrease) from investment operations        $    0.28       $   0.79
Distributions to shareowners:
 Net investment income                                           (0.29)         (0.57)
 In excess of net investment income                                  -              -
 Net realized gain                                                   -          (0.08)
                                                             ---------       --------
Net increase (decrease) in net asset value                   $   (0.01)      $   0.14
                                                             ---------       --------
Net asset value, end of period                               $   11.60       $  11.61
                                                             ---------       --------
Total return*                                                     2.47%          7.07%
Ratio of net expenses to average net assets+                      0.94%**        0.93%
Ratio of net investment income to average net assets+             4.94%**        4.83%
Portfolio turnover rate                                             87%**         161%
Net assets, end of period (in thousands)                     $ 331,248       $343,872
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     0.94%**        0.92%
 Net investment income                                            4.94%**        4.84%

                                                           Year Ended     Year Ended     Year Ended   Year Ended
                                                            12/31/01       12/31/00       12/31/99     12/31/98
CLASS A
Net asset value, beginning of period                        $  11.70      $   10.98       $ 12.02     $  12.17
                                                            --------      ---------       -------     --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.53      $    0.52       $  0.51     $   0.55
 Net realized and unrealized gain (loss) on investments        (0.05)          0.72         (1.02)        0.19
                                                            --------      ---------       -------     --------
   Net increase (decrease) from investment operations       $   0.48      $    1.24       $ (0.51)    $   0.74
Distributions to shareowners:
 Net investment income                                         (0.53)         (0.52)        (0.51)       (0.55)
 In excess of net investment income                                -          (0.00)(a)         -            -
 Net realized gain                                             (0.18)             -         (0.02)       (0.34)
                                                            --------      ---------       -------     --------
Net increase (decrease) in net asset value                  $  (0.23)     $    0.72       $ (1.04)    $  (0.15)
                                                            --------      ---------       -------     --------
Net asset value, end of period                              $  11.47      $   11.70       $ 10.98     $  12.02
                                                            --------      ---------       -------     --------
Total return*                                                   4.13%         11.63%        (4.29)%       6.20%
Ratio of net expenses to average net assets+                    0.92%          0.95%         0.93%        0.93%
Ratio of net investment income to average net assets+           4.49%          4.62%         4.43%        4.48%
Portfolio turnover rate                                           92%            14%           24%          52%
Net assets, end of period (in thousands)                    $333,867      $ 341,179       $368,559    $393,390
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   0.91%          0.91%         0.92%        0.92%
 Net investment income                                          4.50%          4.66%         4.44%        4.49%

(a) Amount rounds to less than one cent per share
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.

24    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                            Six Months
                                                               Ended
                                                              6/30/03     Year Ended
                                                            (unaudited)    12/31/02
CLASS B
Net asset value, beginning of period                         $ 11.51       $ 11.39
                                                             -------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.24       $  0.46
 Net realized and unrealized gain (loss) on investments         0.00(a)       0.22
                                                             -------       -------
   Net increase (decrease) from investment operations        $  0.24       $  0.68
Distributions to shareowners:
 Net investment income                                         (0.25)        (0.48)
 Net realized gain                                                 -         (0.08)
                                                             -------       -------
Net increase (decrease) in net asset value                   $ (0.01)      $  0.12
                                                             -------       -------
Net asset value, end of period                               $ 11.50       $ 11.51
                                                             -------       -------
Total return*                                                   2.12%         6.17%
Ratio of net expenses to average net assets+                    1.70%**       1.69%
Ratio of net investment income to average net assets+           4.15%**       4.05%
Portfolio turnover rate                                           87%**        161%
Net assets, end of period (in thousands)                     $21,044       $18,960
Ratios with reduction for fees paid indirectly:
 Net expenses                                                   1.70%**       1.69%
 Net investment income                                          4.15%**       4.05%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/01     12/31/00     12/31/99     12/31/98
CLASS B
Net asset value, beginning of period                        $ 11.62      $ 10.90      $ 11.93      $ 12.09
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.44      $  0.43      $  0.42      $  0.46
 Net realized and unrealized gain (loss) on investments       (0.05)        0.72        (1.01)        0.18
                                                            -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.39      $  1.15      $ (0.59)     $  0.64
Distributions to shareowners:
 Net investment income                                        (0.44)       (0.43)       (0.42)       (0.46)
 Net realized gain                                            (0.18)           -        (0.02)       (0.34)
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.23)     $  0.72      $ (1.03)     $ (0.16)
                                                            -------      -------      -------      -------
Net asset value, end of period                              $ 11.39      $ 11.62      $ 10.90      $ 11.93
                                                            -------      -------      -------      -------
Total return*                                                  3.38%       10.78%       (5.01)%       5.43%
Ratio of net expenses to average net assets+                   1.67%        1.71%        1.70%        1.64%
Ratio of net investment income to average net assets+          3.73%        3.87%        3.66%        3.73%
Portfolio turnover rate                                          92%          14%          24%          52%
Net assets, end of period (in thousands)                    $13,735      $11,145      $12,520      $10,790
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.66%        1.70%        1.69%        1.63%
 Net investment income                                         3.74%        3.88%        3.67%        3.74%

(a) Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                             Six Months
                                                                Ended
                                                               6/30/03      Year Ended
                                                             (unaudited)     12/31/02
CLASS C
Net asset value, beginning of period                         $   11.44       $ 11.31
                                                             ---------       -------
Increase (decrease) from investment operations:
 Net investment income                                       $    0.24       $  0.49
 Net realized and unrealized gain (loss) on investments          (0.00)(a)      0.21
                                                             ---------       -------
   Net increase (decrease) from investment operations        $    0.24       $  0.70
Distributions to sharewoners:
 Net investment income                                           (0.25)        (0.49)
 In excess of net investment income                                  -             -
 Net realized gain                                                   -         (0.08)
                                                             ---------       -------
Net increase (decrease) in net asset value                   $   (0.01)      $  0.13
                                                             ---------       -------
Net asset value, end of period                               $   11.43       $ 11.44
                                                             ---------       -------
Total return*                                                     2.14%         6.33%
Ratio of net expenses to average net assets+                      1.68%**       1.70%
Ratio of net investment income to average net assets+             4.15%**       4.03%
Portfolio turnover rate                                             87%**        161%
Net assets, end of period (in thousands)                     $   9,825       $ 8,673
Ratios with reduction for fees paid indirectly:
 Net expenses                                                     1.68%**       1.70%
 Net investment income                                            4.15%**       4.03%

                                                           Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/01     12/31/00     12/31/99     12/31/98
CLASS C
Net asset value, beginning of period                        $ 11.54      $ 10.91      $ 11.94      $ 12.11
                                                            -------      -------      -------      -------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.49      $  0.43      $  0.43      $  0.46
 Net realized and unrealized gain (loss) on investments       (0.05)        0.70        (1.00)        0.17
                                                            -------      -------      -------      -------
   Net increase (decrease) from investment operations       $  0.44      $  1.13      $ (0.58)     $  0.63
Distributions to sharewoners:
 Net investment income                                        (0.49)       (0.43)       (0.43)       (0.46)
 In excess of net investment income                               -        (0.07)           -            -
 Net realized gain                                            (0.18)           -        (0.02)       (0.34)
                                                            -------      -------      -------      -------
Net increase (decrease) in net asset value                  $ (0.23)     $  0.63      $ (1.03)     $ (0.17)
                                                            -------      -------      -------      -------
Net asset value, end of period                              $ 11.31      $ 11.54      $ 10.91      $ 11.94
                                                            -------      -------      -------      -------
Total return*                                                  3.39%       10.59%       (4.93)%       5.33%
Ratio of net expenses to average net assets+                   1.62%        1.80%        1.69%        1.63%
Ratio of net investment income to average net assets+          3.75%        3.80%        3.62%        3.72%
Portfolio turnover rate                                          92%          14%          24%          52%
Net assets, end of period (in thousands)                    $ 3,505      $ 1,490      $ 2,505      $ 3,262
Ratios with reduction for fees paid indirectly:
 Net expenses                                                  1.61%        1.77%        1.65%        1.60%
 Net investment income                                         3.76%        3.83%        3.66%        3.75%

(a) Amount rounds to less than one cent per share.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
  + Ratios with no reduction for fees paid indirectly.


26    The accompanying notes are an integral part of these financial statements.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                               Six Months
                                                                 Ended         2/28/02(a)
                                                                6/30/03            to
                                                              (unaudited)       12/31/02
CLASS Y
Net asset value, beginning of period                           $ 11.56         $ 11.65
                                                               -------         -------
Increase from investment operations:
  Net investment income                                        $  0.33         $  0.19
  Net realized and unrealized gain (loss) on investments         (0.02)           0.02
                                                               -------         -------
     Net increase from investment operations                   $  0.31         $  0.21
Distributions to shareowners:
  Net investment income                                          (0.32)          (0.22)
  Net realized gain                                                  -           (0.08)
                                                               -------         -------
Net decrease in net asset value                                $ (0.01)        $ (0.09)
                                                               -------         -------
Net asset value, end of period                                 $ 11.55         $ 11.56
                                                               -------         -------
Total return*                                                     2.75%           1.40%
Ratio of net expenses to average net assets+                      0.86%**         0.87%**
Ratio of net investment income to average net assets+             5.28%**         4.95%**
Portfolio turnover rate                                             87%**          114%**
Net assets, end of period (in thousands)                       $   869         $   392**
Ratios with reduction for fees paid indirectly:
  Net expenses                                                    0.86%**         0.87%**
  Net investment income                                           5.28%**         4.95%**

(a) Class Y shares were first publicly offered on February 28, 2002. The per share amounts and ratios shown are based on the period from August 29, 2002 to December 31, 2002, during which the class had operations.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
 ** Annualized.
  + Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.    27

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Tax Free Income Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of income exempt from federal income tax, consistent with preservation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Original issue discount and market premium are accreted or amortized daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2002 was as follows:

--------------------------------------------------------
                                            2002
--------------------------------------------------------
  Distributions paid from:
   Tax Exempt income                    $17,480,059
   Long-term capital gain                 2,690,305
                                        -----------
   Total                                $20,170,364
                                        -----------
--------------------------------------------------------

    The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

--------------------------------------------------------
                                            2002
--------------------------------------------------------
  Undistributed ordinary income         $        --
  Undistributed long-term gain                   --
  Unrealized appreciation                12,139,686
                                        -----------
  Total                                 $12,139,686
                                        -----------
--------------------------------------------------------

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

   The difference between book-basis and tax-basis unrealized appreciation is primary attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $24,480 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2003.

D. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   The Fund declares, as daily dividends, substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredito Italiano, the Fund's investment adviser, manages the Fund's portfolio. Management fees are calculated daily at

Pioneer Tax Free Income Fund

the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2003, $163,935 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $24,735 in transfer agent fees payable to PIMSS at June 30, 2003.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $101,022 in distribution fees payable to PFD at June 30, 2003.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the period ended June 30, 2003, CDSCs in the amount of $25,522 were paid to PFD.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)
--------------------------------------------------------------------------------

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the period ended June 30, 2003, the Fund's expenses were reduced by $1,511 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2003, the Fund had no borrowings under this agreement.

Pioneer Tax Free Income Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

                                         Officers Trustees
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Osbert M. Hood, Executive
Richard H. Egdahl, M.D.                   Vice President*
Margaret B.W. Graham                     Vincent Nave, Treasurer
Osbert M. Hood*                          Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop


Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management
Shareholder Services, Inc.

*Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.





Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also on the Securities and Exchange Commission's web site at http://www.sec.gov.

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Accounts (IRAs)

Traditional IRA*

For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.


* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.


FactFone SM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your three-digit fund number and your four-digit personal identification number at hand.


6-Month Reinstatement Privilege (for Class A and Class B Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone SM for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

[LOGO]
Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com

                                                                   14053-00-0803
                                        (C) 2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds. Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these
controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to
the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Tax Free Income


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.